UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2018
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 7.01	Regulation FD Disclosure.
On November 30, 2018, Marriott International, Inc. (the “Company”) issued a press release providing important information regarding a cybersecurity incident. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.
Answers to certain frequently asked questions related to the cybersecurity incident follow.

1.	What will be the financial impact to the Company from this cybersecurity incident?
It is premature to estimate the financial impact to the Company. The Company carries insurance, including cyber insurance, commensurate with its size and the nature of its operations.  The Company is working with its insurance carriers to assess coverage.

2.	How will the Company disclose the costs related to this incident in its financial statements and public filings?
The Company expects it will separately disclose costs specifically related to this incident, as well as any corresponding insurance reimbursements. The timing of recognition of related costs may differ from the timing of recognition of any insurance reimbursement.

3.	What will be the impact to the Company’s long-term financial health from this incident?
The Company does not believe this incident will impact its long-term financial health. As a manager and franchisor of leading lodging brands, the Company generates meaningful cash flow each year with only modest capital investment needed to grow the business. The Company remains committed to maintaining its investment grade credit rating.
The information in this Form 8-K, including Exhibit 99, is being furnished and shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits. The Company is furnishing the following exhibit with this report:

Exhibit 99	Press Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: November 30, 2018	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer

3